INFORMATION ABOUT COMPONENTS OF CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - Other income or expenses, net (Details) - USD ($)	3 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
INFORMATION ABOUT COMPONENTS OF CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net result from commercialization of agricultural products	$ (1,316,393)	$ 6,327
Expenses recovery	87,053	126,061
Other income or expenses, net	(2,295)	345,653
Total	$ (1,231,635)	$ 478,041